EXHIBIT 99.1


      DHB
INDUSTRIES INC.


                         NEWS FROM DHB INDUSTRIES INC.
                400 Post Avenue, Suite 303 * Westbury, NY 11590
         Tel: 516/997-1155 * Fax: 516/997-1144 * www.dhbindustries.com


                                              Company Contact:  Larry Ellis, CAO
                                                                516/997-1155
                                                                lellis@dhbt.com


FOR IMMEDIATE RELEASE

           DHB INDUSTRIES ANNOUNCES CHANGES IN ITS BOARD OF DIRECTORS


WESTBURY, NY - (May 10, 2006) - DHB Industries, Inc. (AMEX: DHB), a leader in the field of protective body armor, announced today that the Board of Directors of the Company has elected Senator William Campbell as a director. Senator Campbell served in the California legislature for 22 years, including 14 years as a state senator. During his senate career, Senator Campbell held a number of distinguished positions, including Chairman of the Joint Legislative Budget Committee, Minority Floor Leader, and member of the Senate Rules Committee. Senator Campbell became President of William Campbell & Associates in April 2000. In 1998 he became President Emeritus of the California Manufacturers Association, after having served the 80-year old industry group as President for more than eight years.

The Company also announced today that Jerome Krantz resigned his position as a director of the Company. Prior to his resignation, Mr. Krantz served as Chairman of the Audit Committee of the Board of Directors of the Company. Mr. Krantz resigned for personal reasons.

ABOUT DHB INDUSTRIES, INC.
DHB Industries, Inc. is a global leader in high performance, protective technologies, including: state of the art ballistic technologies and advanced therapeutic technologies. DHB Armor Group is focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the United States, and worldwide. DHB Armor Group includes the highly recognized subsidiaries, Point Blank Body Armor, Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America (PACA) (www.pacabodyarmor.com). DHB Sports Group produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as private label distributors. The Company maintains facilities in Westbury, NY, Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Arlington, VA. To learn more about DHB Industries, Inc., visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) EXPECTATIONS AS TO THE TIMING OF THE FILING OF THE REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, (2) ANY LISTING REQUIREMENTS WHICH MAY BE PRESCRIBED OR ANY DETERMINATION WHICH MAY BE MADE BY THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS,
(5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS AND (10) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

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